Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Nationwide Nasdaq-100 Risk-Managed Income ETF
January 19, 2024
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated December 19, 2023

The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Nationwide Nasdaq-100 Risk-Managed Income ETF (the “Target Fund”), a series of ETF Series Solutions, into the NEOS Nasdaq-100 Hedged Equity Income ETF (the “Acquiring Fund”), a newly created series of NEOS ETF Trust, with an investment objective and investment strategies that are similar to those of the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.

The Reorganization will result in a shift in the management responsibility for the Target Fund. The Target Fund’s investment adviser is Nationwide Fund Advisors. The Acquiring Fund’s investment adviser will be NEOS Investment Management LLC, which is currently the sub-adviser to the Target Fund.

Other than management responsibility, the primary characteristics of the Target Fund and the Acquiring Fund are similar. The Acquiring Fund’s investment objective, investment strategies, policies and risks are similar to those of the Target Fund.
Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by the Target Fund’s shareholders, the Reorganization is expected to occur in May 2024.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.